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                                EXHIBIT 10.14.4

                                DESIGN AGREEMENT


     This Agreement, made as of this 29th day of March, 1996, by and between ROBERTS PROPERTIES RESIDENTIAL, L.P., a Georgia limited partnership (the "Operating Partnership"), and ROBERTS PROPERTIES, INC., a Georgia corporation ("Roberts Properties"),

                                  WITNESSETH:

     WHEREAS, the Operating Partnership has acquired approximately 22.5 acres near the southeast corner of Peachtree Industrial Boulevard and Howell Ferry Road in Duluth, Georgia (the "Property") as described in the Prospectus of Roberts Realty Investors, Inc. (the "Company") dated November 1, 1995 (as supplemented, the "Prospectus"), and plans to construct on such property a 180-unit apartment community ("Howell Ferry"); and

     WHEREAS, the Operating Partnership desires that Roberts Properties perform certain services relating to the design of Howell Ferry;

     NOW, THEREFORE, the parties hereto hereby agree as follows:

                                       1.

                                    Services

     Roberts Properties shall create the exterior design and develop floor plans for Howell Ferry.

                                       2.

                                  Compensation

     For the above services, Roberts Properties shall be paid a total of Two Hundred Thousand Dollars ($200,000), payable on the date hereof (which is the date of the initial closing of the offering described in the Prospectus).


     IN WITNESS WHEREOF, the parties hereto have executed this agreement as of the date first above written.



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
ROBERTS PROPERTIES RESIDENTIAL,         ROBERTS PROPERTIES, INC., a
L.P., a Georgia limited partnership     Georgia corporation

By: Roberts Realty Investors, Inc.,
    its General Partner                 By: /s/  Charles S. Roberts
                                            ----------------------------
                                            Charles S. Roberts, President

By: /s/  Charles S. Roberts
   ----------------------------------
   Charles S. Roberts, Chief Executive
   Officer and President
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